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                                                                 EXHIBIT 21.1

                   Subsidiaries of UCAR International Inc.

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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              INTERNATIONAL INC.
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1.    UCAR Global             Delaware                   100%
      Enterprises Inc.
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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              GLOBAL ENTERPRISES INC.
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2.    UCAR Carbon Company
      Inc.                    Delaware                   100%
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3.    UCAR Holdings II Inc.   Delaware                   100%
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4.    UCAR Carbon S.A.        Brazil                     95.3%(a)
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5.    UCAR S.A.               Switzerland                100%(b)
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6.    UCAR Holding S.A.       Austria                    67%
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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              CARBON COMPANY INC.
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7.    UCAR Holdings Inc.      Delaware                   100%
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8.    UCAR Limited            United Kingdom             100%(c)
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9.    EMSA (Pty.) Ltd.        South Africa               100%
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10.   Carbographite Limited   South Africa               100%
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11.   UCAR International
      Trading Inc.            Delaware                   100%
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12.   UCAR Carbon
      Technology Corporation  Delaware                   100%
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13.   UCAR Carbon Foreign
      Sales Corporation       Virgin Islands             100%
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14.   UCAR Composites Inc.    California                 100%
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15.   Union Carbide
      Grafito, Inc.           New York                   100%
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16.   Unicarbon Comercial     Brazil                     100%
      Ltda.
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17.   UCAR Carbon
      (Malaysia) Sdn. Bhd.    Malaysia                   100%
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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              HOLDINGS II INC.
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18.   UCAR Holdings III       Delaware                   100%
      Inc.
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19.   UCAR Electrodos, S.L.   Spain                      100%(d)
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20.   UCAR Inc.               Canada                     100%
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21.   UCAR Elektroden GmbH    Germany                    70%
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22.   UCAR Holdings Limited   United Kingdom             100%

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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              HOLDINGS GMBH
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23.   UCAR Grafit OAO         Russia                     96.27%
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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              HOLDINGS INC.
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24.   UCAR Mexicana, S.A.
      de C.V.                  Mexico                    100%(e)
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25.   UCAR S.p.A.             Italy                      100%(f)
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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              HOLDINGS S.A.
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26.   UCAR S.N.C.             France                     100%(g)
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27.   Carbone Savoie          France                     70%
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                              JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY            INCORPORATION              MEXICANA, S.A. DE C.V.
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28.   UCAR Carbon
      Mexicana, S.A. de C.V.  Mexico                     100%(h)
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                              JURISDICTION OF          OWNERSHIP BY UCAR CARBON
NAME OF SUBSIDIARY            INCORPORATION            MEXICANA, S.A. DE C.V.
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29.   Servicios
      Administratoes           Mexico                     100%(i)
      Carmex, S.A. de C.V.
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30.   Servicios DYC, S.A.
      de C.V.                  Mexico                     100%(j)
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                                                       OWNERSHIP BY UCAR S.P.A.
NAME OF SUBSIDIARY          INCORPORATION              OWNERSHIP BY UCAR S.P.A.
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31.   UCAR Energia S.r.l.   Italy                      100%
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32. UCAR Specialties S.r.l. Italy                      100%
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                            JURISDICTION OF            OWNERSHIP BY UCAR CARBON
NAME OF SUBSIDIARY          INCORPORATION              S.A.
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33.   UCAR Produtos de
      Carbono S.A.          Brazil                     99.9%(k)
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                            JURISDICTION OF            OWNERSHIP BY UNICARBON
NAME OF SUBSIDIARY          INCORPORATION              COMERCIAL LTDA.
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34.   UCAR Carbon S.A.      Brazil                     2.33%(l)
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                            JURISDICTION OF
NAME OF SUBSIDIARY          INCORPORATION              OWNERSHIP BY UCAR S.A.
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35.   UCAR Holding GmbH     Austria                    33%
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                            JURISDICTION OF            OWNERSHIP BY UCAR
NAME OF SUBSIDIARY          INCORPORATION              HOLDINGS LIMITED
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36.   UCAR Holdings S.A.    France                     100%(m)
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(a)  95.3%  owned by UCAR  Global  Enterprises  Inc.  2.33%  owned by  Unicarbon
Comercial Ltda. Third parties own the other shares of UCAR Carbon S.A.

(b) 99.9% owned by UCAR Global Enterprises Inc. Nominees own the other three shares of UCAR S.A.

(c) 99.9% owned by UCAR Carbon Company Inc. A nominee owns the other share of UCAR Limited.

(d) 99.9% owned by UCAR Holdings II Inc. UCAR Carbon Company Inc. owns the other 0.1% of UCAR Electrodos S.L.

(e) 99.9% owned by UCAR Holdings Inc. UCAR Carbon Company Inc. owns the other share of UCAR Mexicana, S.A. de C.V.

(f) 99.9% owned by UCAR Holdings Inc. UCAR Carbon Company Inc. owns the other 0.1% of UCAR S.p.A.

(g) 99.9% owned by UCAR Holdings S.A. UCAR Holdings III Inc. owns the other share of UCAR S.N.C.

(h) 99.9% owned by UCAR Mexicana, S.A. de C.V. UCAR Carbon Company Inc. owns the other 0.1% of UCAR Carbon Mexicana, S.A. de C.V.

(i) 99.9% owned by UCAR Carbon Mexicana, S.A. de C.V. A nominee owns the other shares of Servicios Administratoes Carmex, S.A. de C.V.

(j) 99.9% owned by UCAR Carbon Mexicana, S.A. de C.V. A nominee owns the other shares of Servicios DYC, S.A. de C.V.

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(k) 99.9% owned by UCAR Carbon S.A.  Third  parties own the other shares of UCAR
Productos de Carbono S.A.

(l) See note (a).

(m) 99.4% owned by UCAR Holdings Limited. UCAR International Inc., UCAR Global Enterprises Inc., UCAR Carbon Company Inc. and three nominees own the other shares of UCAR Holdings S.A.